INVENTORY	9 Months Ended
Sep. 30, 2022
Inventory Disclosure [Abstract]
INVENTORY	INVENTORY
Inventories are valued at the lower of cost or net realizable value. Costs are determined on the first-in, first-out basis. Specific identification and average cost methods are also used, primarily for certain packing materials and operating supplies. In the normal course of business, the Company incurs certain crop growing costs such as land preparation, planting, fertilization, grafting, pruning and irrigation. Based on the nature of these costs and type of crop production, these costs may be capitalized into inventory. Generally, all recurring direct and indirect costs of growing crops for fresh produce other than bananas and pineapples are capitalized into inventory. These costs are recognized into cost of sales during each harvest period.
Details of inventory in the consolidated balance sheets as of September 30, 2022 and December 31, 2021 were as follows:

	September 30, 2022	December 31, 2021

Inventories:	(U.S. Dollars in thousands)
Finished products	$216,384	$233,666
Raw materials and work in progress	125,478	89,312
Crop growing costs	59,456	40,671
Agricultural and other operating supplies	50,608	47,088
Inventories, net of allowances	$451,926	$410,737
Due to the nature of the Company’s inventory, allowances for excess production and obsolescence have not historically been significant.